UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Dryden Total Return Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Total Return Bond Fund, Inc.

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Total Return Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. (the Fund) is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	2.50%	29.72%	68.81%	102.23%
Class B	1.80	25.39	58.48	88.76
Class C	2.06	26.63	60.27	90.88
Class Z	2.75	31.43	N/A	71.43
Lehman Brothers U.S. Aggregate Bond Index[3]	2.43	33.03	81.89	***
Lipper Intermediate Investment-Grade Debt Funds Avg.[4]	1.78	29.32	68.73	****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–2.11%	4.38%	4.89%	6.18%
Class B	–3.10	4.46	4.71	5.96
Class C	1.08	4.84	4.83	6.07
Class Z	2.75	5.62	N/A	5.97
Lehman Brothers U.S. Aggregate Bond Index[3]	2.43	5.87	6.16	***
Lipper Intermediate Investment-Grade Debt Funds Avg.[4]	1.78	5.27	5.35	****

Distributions and Yields[1] as of 12/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.59	4.14%
Class B	$0.49	3.59
Class C	$0.52	3.85
Class Z	$0.62	4.59

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, B, and C, 1/10/95; and Class Z, 9/16/96.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

The returns for the Lehman Brothers U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 115.49% for Class A, Class B, and Class C, and 80.78% for Class Z. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 7.23% for Class A, Class B, and Class C, and 6.61% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 98.87% for Class A, Class B, and Class C, and 68.75% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.43% for Class A, Class B, and Class C, and 5.80% for Class Z.

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/05
Federal National Mortgage Association, 5.50%, 01/01/34	4.5%
Federal National Mortgage Association, 5.00%, 03/01/34	3.5
Federal National Mortgage Association, 6.00%, TBA	2.7
Government National Mortgage Association, 5.50%, 06/20/35	1.6
United States Treasury Note, 4.50%, 11/15/15	1.5

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/05
U.S. Government & Agency	37.6%
Aaa	12.1
Aa	1.4
A	7.6
Baa	24.5
Ba	8.7
B	5.4
Not Rated	15.7
Total Investments	113.0
Liabilities in excess of other assets	–13.0
Net Assets	100.0

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

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Investment Subadvisor’s Report

Prudential Investment Management, Inc.

Bumpy ride for U.S. bonds; smoother sailing in foreign markets

Considering the challenges facing the U.S. fixed income market, it did well to post a positive return in 2005. The market endured repeated increases in short-term interest rates by the Federal Reserve (the Fed) and a shakeup in the U.S. automotive industry, among other developments. A more favorable investment environment aided emerging-market bonds, which posted a solid return for the year.

The Fund maintained a highly diversified portfolio allocated across fixed income markets in the United States and abroad. For the year, its four share classes posted cumulative total returns that exceeded the Lipper Intermediate Investment-Grade Debt Funds Average. The cumulative total returns of the Fund’s Class A and Z shares were also above the Lehman Brothers U.S. Aggregate Bond Index (the Index). However its Class B and Class C shares’ cumulative total returns were below the Index, which does not include the effect of mutual fund operating expenses.

Our yield curve strategy benefited the Fund

The Fed continued its campaign to raise short-term rates out of determination to prevent a vibrant U.S. economy from fueling higher inflationary pressures. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005.

Because short-term bond yields are very sensitive to changes in the federal funds rate, they rose sharply, which pressured short-term bond prices as prices move inversely to yields. Yields on longer-term bonds primarily reflect inflation expectations. Inflation was largely contained, and longer-term bond yields fluctuated in a range rather than moving sharply higher. Consequently there was considerable flattening in the U.S. yield curve, which depicts yields on bonds of the same quality from the shortest to the longest maturity dates. Anticipating this development, we emphasized the longer-term portion of the U.S. yield curve, which contributed positively to the Fund’s performance.

Security selection in auto industry aided performance

The Fund was broadly diversified across many sectors of the U.S. investment-grade corporate bond market, which underperformed U.S. Treasury securities in 2005 largely because of a sharp selloff in auto industry bonds. Conditions in the U.S. auto industry deteriorated in mid-March 2005 when General Motors Corporation (GM) slashed its earnings forecast, reflecting its declining share of the U.S. auto market. Stiff competition from foreign auto manufacturers and high labor costs hurt GM and Ford Motor Company (Ford), and their bonds were lowered from investment to speculative

Dryden Total Return Bond Fund, Inc.	5

Investment Subadvisor’s Report (continued)

grade by major rating agencies. Despite this generally negative environment, favorable security selection among auto bonds benefited the Fund’s performance. The Fund held bonds of GM and Ford finance subsidiaries, General Motors Acceptance Corporation, and Ford Motor Credit that were also lowered to speculative grade but performed better than the parent company bonds.

A selective emphasis on telecom bonds helped

In contrast to autos, the telecommunications sector performed well in 2005, and the Fund benefited from its considerable telecom exposure. Good security selection was crucial to success as some areas of the telecom industry performed better than others. The Fund held debt securities of AT&T Corporation that gained in value as SBC Communications acquired AT&T in a deal valued at roughly $14 billion, which led to an upgrade of AT&T’s credit rating. Meanwhile, the Fund had a very limited exposure to bonds of traditional wireline telecom providers such as BellSouth Corporation. We anticipated that competition from wireless and Internet providers of telephone services would limit any gains in the bonds of wireline providers. The Fund also had exposure to the telecom sector of the European corporate bond market, but bonds of Telecom Italia Capital came under pressure as the company issued a large amount of debt, hurting the Fund’s performance.

Separately, some corporate debt securities are referred to as “crossover” bonds because they carry a speculative-grade rating from one rating agency and an investment-grade rating from another rating agency. Our favorable security selection among crossover bonds benefited the Fund, which held bonds of FirstEnergy Corporation that we believe stand a good chance of having its speculative-grade rating raised to investment grade.

Broad exposure to high yield market aided Fund

Much of the Fund’s exposure to the high yield corporate bond market was in structured securities such as the Dow Jones Credit Derivatives Index (CDX) High Yield Trust. These securities provided a diversified exposure to the high yield market as they are collateralized by credit default swaps on various speculative-grade bonds. The Fund held structured securities in the B rating category, which contributed positively to its performance as that rating category performed better than the BB rating category in 2005.

Emerging-market bonds another positive for the Fund

A strong global economy boosted investor confidence in the bonds of developing nations. Balance-of-payment positions remained strong in many emerging-market countries, helped by rising commodity and oil prices. In addition, a search for attractive yields in the low global interest-rate environment encouraged investment in

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emerging-market debt securities. Among the Fund’s holdings were unhedged government bonds of Brazil and oil producer Mexico that gained in value, adding to the Fund’s returns. Both nations have benefited from improved fiscal and monetary policies as well as trends toward lower inflationary pressures. Rising oil prices also helped strengthen Mexican government bonds.

Dryden Total Return Bond Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,001.30	1.17%	$5.90
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class B	Actual	$1,000.00	$998.00	1.92%	$9.67
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class C	Actual	$1,000.00	$999.40	1.67%	$8.42
	Hypothetical	$1,000.00	$1,016.79	1.67%	$8.49

Class Z	Actual	$1,000.00	$1,003.40	0.92%	$4.65
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

Dryden Total Return Bond Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2005

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.3%

ASSET BACKED SECURITIES 2.2%
Baa2	$454	(j)	American Express Credit Account Master Trust, Ser. 2004-C, Class C, 4.8694%, 2/15/12	$454,989
Baa2	175		Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 6.3287%, 10/25/31	175,232
Baa2	740		Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	732,709
A1	600	(h)	Centex Home Equity, Ser. 2005-A, Class M4, 5.1788%, 1/25/35	602,289
Baa2	720		Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.00%, 6/10/15	706,312
Aa3	650	(h)	Countrywide Asset-Backed Certs., Ser. 2004-12, Class MV3, 5.0388%, 3/25/35	653,283
A2	275		CS First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2, 6.1288%, 8/25/32	276,296
Aa2	520		Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	520,330
Aa2	640		First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FF6, Class M2, 4.8188%, 5/25/36	641,097
Aaa	360		Home Equity Asset Trust, Ser. 2005-7, Class 2A4, 4.7588%, 1/25/36	360,172
Aa2	640	(h)	Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M-1, 5.1788%, 5/25/33	643,747
Aa3	550	(h)	Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2, 5.1788%, 12/25/34	554,620

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

AAA(g)	$390		Structured Asset Securities Corp., Ser. 2005-RMS1, Class A3, 4.6788%, 2/25/35	$390,942

			Total asset backed securities	6,712,018

COLLATERALIZED MORTGAGE OBLIGATIONS 1.2%
Aaa	907		Countrywide Alternative Loan Trust, Pass-Thru Certs., Ser. 2004-18CB, Class 3A1, 5.25%, 9/25/19	888,988
Aaa	700		Master Alternative Loan Trust, Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	688,223
Aaa	1,551		Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3 4.17%, 2/25/34	1,529,708
Aaa	508	(h)	Washington Mutual, Inc., Ser. 2002-AR15, Class A-5, 4.38%, 12/25/32	500,864

			Total collateralized mortgage obligations	3,607,783

COMMERCIAL MORTGAGE BACKED SECURITIES 8.6%
AAA(g)	1,450	(h)	Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB, 4.8597%, 11/10/42	1,443,206
Aaa	770		Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A-4, 5.182%, 9/10/47	776,557
Aaa	600		Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB, 4.823%, 2/13/42	589,013
Aaa	800		Ser. 2005-T20, Class AAB, 5.1401%, 10/12/42	803,094
Aaa	1,100		GE Capital Commerical Mortgage Corp., Ser. 2005-C4, Class A-4, 5.333%, 11/10/45	1,122,301

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$3,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A-4, 4.111%, 7/5/35	$3,099,294
Aaa	1,500	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A-2, 5.255%, 7/12/37	1,510,354
Aaa	1,740	Ser. 2003-ML1A, Class A-2, 4.767%, 3/12/39	1,699,279
Aaa	780	Ser. 2005-CB13, Class A-4, 5.2945%, 1/12/43	790,472
Aaa	870	Ser. 2005-LDP4, Class A-4, 4.918%, 10/15/42	853,211
Aaa	1,800	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	1,749,599
Aaa	1,295	LB-UBS Commercial Mortgage Trust, Ser. 2003-C8, Class A-3, 4.83%, 11/15/27	1,276,993
Aaa	1,100	Ser. 2004-C8, Class A-6, 4.799%, 12/15/29	1,074,141
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A-3, 4.615%, 8/12/39	1,455,149
Aaa	446	Morgan Stanley Dean Witter Capital I, Ser. 2000-PRIN, Class A-3, 7.36%, 2/23/34	460,384
AAA(g)	1,835	PNC Mortgage Acceptance Corp., Ser. 1999-CM1, Class A1B, 7.33%, 12/10/32	1,967,307
AAA(g)	3,930	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	3,870,017
AAA(g)	1,245	Ser. 2003-C9, Class A-3, 4.608%, 12/15/35	1,214,270

		Total commercial mortgage backed securities	25,754,641

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

CORPORATE BONDS 38.8%

Aerospace & Defense 0.5%
Baa2	$1,500	(j)	BAE Systems Holdings, Inc., Notes, 5.20%, 8/15/15	$1,469,921
Baa3	48		Raytheon Co., Notes, 4.50%, 11/15/07	47,586

				1,517,507

Airlines 0.2%
Baa3	7		Continental Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.703%, 6/15/21	7,251
Baa1	650		Southwest Airlines Co., Notes, 5.25%, 10/1/14	630,338

				637,589

Automotive 2.0%
A3	165		Auburn Hills Trust, Debs., 12.375%, 5/1/20	245,344
A3	340		DaimlerChrysler Corp., Debs., 7.45%, 3/1/27	368,980
Baa3	215	(h)(j)	Equus Cayman Finance Ltd., (Cayman Islands), Notes, 5.50%, 9/12/08	215,566
Baa3	800	(b)	Ford Motor Credit Co., Notes, 6.625%, 6/16/08	725,645
Ba1	1,980		General Motors Acceptance Corp., Notes, 6.125%, 9/15/06	1,923,283
Ba1	1,000	(b)	6.125%, 2/1/07	954,647
Ba1	1,210	(b)	6.75%, 12/1/14	1,088,541
Baa3	500	(j)	Hyundai Motor Manufacturing Alabama LLC, Gtd. Notes, 5.30%, 12/19/08	498,772

				6,020,778

Banking 3.2%
Baa1	2,750		Bank United Corp., Sub. Notes, 8.875%, 5/1/07	2,864,182

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa2	$650	(h)(j)	Chuo Mitsui Trust & Banking Co. Ltd. (Japan), Sub. Notes, 5.506%, 12/29/49	$629,858
Baa3	600	(j)	ICICI Bank, Ltd. (Singapore), Notes, 5.75%, 11/16/10	602,802
Baa2	1,060	(j)	Kazkommerts International BV (Netherlands), Gtd. Notes, 7.875%, 4/7/14	1,113,000
A2	490	(j)	Mizuho Financial Group Ltd. (Cayman Islands), Gtd. Notes, 5.79%, 4/15/14	506,207
Baa1	700	(j)	Resona Preferred Global Securities Ltd. (Cayman Islands) 5.85%, 9/29/49	697,042
Baa3	900	(b)(j)	7.191%, 12/29/49	954,877
Ba2	680	(j)	Russian Standard Finance SA for Russian Standard Bank, 7.50%, 10/7/10	662,150
A2	1,600	(j)	Sumitomo Mitsui Banking Corp. (Japan), Notes, 5.625%, 7/15/49	1,594,009

				9,624,127

Building Materials & Construction 1.0%
			American Standard, Inc., Gtd. Notes,
Baa3	855		7.625%, 2/15/10	919,020
			D.R. Horton, Inc., Sr. Notes,
Baa3	890		5.625%, 9/15/14	857,298
			RPM International, Inc., Sr. Notes,
Baa3	900		4.45%, 10/15/09	862,986
			Ryland Group, Inc., Sr. Notes,
Baa3	495		5.375%, 6/1/08	494,730

				3,134,034

Cable 1.3%
			Comcast Cable Communications Holdings, Inc., Gtd. Notes,
Baa2	500		9.455%, 11/15/22	655,099
			Comcast Corp., Sr. Unsec.,
Baa2	725		6.50%, 11/15/35	738,816

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			CSC Holdings, Inc., Sr. Notes,
B2	$1,000		7.875%, 12/15/07	$1,017,500
			TCI Communications, Inc., Sr. Notes,
Baa2	1,500		6.875%, 2/15/06	1,502,834

				3,914,249

Capital Goods 1.4%
			Briggs & Stratton Corp.,
Ba1	980		8.875%, 3/15/11	1,097,955
			FedEx Corp., Gtd. Notes,
Baa2	625		7.25%, 2/15/11	683,314
			Hertz Corp., Sr. Notes,
B1	800	(j)	8.875%, 1/1/14	815,000
			Rockwell Automation, Inc., Debs.,
A3	1,500		5.20%, 1/15/98	1,359,629
			Tyco International Group SA (Luxembourg), Gtd. Notes,
Baa3	205		6.75%, 2/15/11	215,535

				4,171,433

Chemicals 2.1%
			Dow Chemical Co. (The), Debs.,
A3	300		9.00%, 4/1/21	403,298
			Huntsman International LLC, Gtd. Notes,
B2	600		9.875%, 3/1/09	633,000
Ba3	550		11.625%, 10/15/10	626,313
			ICI Wilmington, Inc., Gtd., Notes,
Baa3	540		4.375%, 12/1/08	526,204
			IMC Global, Inc., Debs.,
B1	550	(b)	6.875%, 7/15/07	558,250
			IMC Global, Inc., Gtd. Notes, Ser. B,
Ba3	11		10.875%, 6/1/08	12,183
			IMC Global, Inc., Sr. Notes,
Ba3	195		10.875%, 8/1/13	224,006
			Lubrizol Corp., Debs.,
Baa3	450		6.50%, 10/1/34	469,815
			Lubrizol Corp., Notes,
Baa3	200		5.875%, 12/1/08	203,510
			Lubrizol Corp., Sr. Notes,
Baa3	1,100		4.625%, 10/1/09	1,078,136

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Lyondell Chemical Co., Gtd. Notes,
B1	$443		9.50%, 12/15/08	$464,043
			Monsanto Co., Sr. Notes,
Baa1	1,025	(j)	5.50%, 8/15/25	995,037

				6,193,795

Electric 5.6%
			CenterPoint Energy Houston Electric LLC,
Baa2	750		5.70%, 3/15/13	773,747
			CMS Energy Corp., Sr. Notes,
B1	640		8.90%, 7/15/08	684,000
			Consumers Energy Co., First Mtge. Bonds, Ser. B,
Baa3	250		5.375%, 4/15/13	248,183
			Duke Capital LLC, Sr. Notes,
Baa3	800		4.331%, 11/16/06	794,430
			Edison Mission Energy, Sr. Notes,
B1	360		7.73%, 6/15/09	371,700
B1	270		10.00%, 8/15/08	295,650
			El Paso Electric Co., Sr. Unsec.,
Baa3	750		6.00%, 5/15/35	750,346
			Empresa Nacional de Electricidad S.A. (Chile), Notes,
Ba1	185		8.35%, 8/1/13	210,700
			Energy East Corp., Notes,
Baa2	500		6.75%, 6/15/12	540,653
Baa2	15		6.75%, 9/15/33	16,517
			Enersis S.A. (Chile), Bonds,
Ba1	1,000		7.375%, 1/15/14	1,075,626
			Exelon Corp., Notes,
Baa2	125		4.90%, 6/15/15	119,298
			FirstEnergy Corp., Notes,
			Ser. A,
Baa3	450		5.50%, 11/15/06	451,617
			Ser. B,
Baa3	905		6.45%, 11/15/11	959,297
			Ser. C,
Baa3	250		7.375%, 11/15/31	294,993
			Korea East-West Power Co. Ltd. (South Korea), Sr. Unsub. Notes,
A2	400	(j)	4.875%, 4/21/11	393,730

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Midland Funding II, Bonds, Ser. B,
B3	$591		13.25%, 7/23/06	$611,735
			NiSource Finance Corp., Gtd. Notes,
Baa3	1,000		5.45%, 9/15/20	968,922
			Northern State Power Co., First Mtge. Bonds, Ser. B,
A2	400		8.00%, 8/28/12	467,724
			Pacific Gas & Electric Co., First Mtge. Bonds,
Baa1	1,360		6.05%, 3/1/34	1,407,544
			PSEG Funding Trust II, Notes,
Baa3	1,500		5.381%, 11/16/07	1,502,289
			Southern California Edison Co., Notes,
Baa1	2,000		6.375%, 1/15/06	2,000,914
			TECO Energy, Inc., Sr. Notes,
Ba2	485		6.75%, 5/1/15	501,975
Ba2	235	(b)	7.50%, 6/15/10	250,275
			TXU Corp., Notes,
Ba1	400		4.446%, 11/16/06	396,926
			Xcel Energy, Inc., Sr. Notes,
Baa1	775		3.40%, 7/1/08	746,891

				16,835,682

Energy—Integrated 0.4%
			Conoco Funding Co. (Canada), Gtd. Notes,
A1	1,160		6.35%, 10/15/11	1,242,913

Energy—Other 2.1%
			BJ Services Co., Sr. Notes, Ser. B,
Baa1	2,000		7.00%, 2/1/06	2,002,803
			GS Caltex Corp., Bonds,
Baa1	775	(j)	7.75%, 7/25/11	865,035
			Halliburton Co., Notes,
Baa1	135		5.50%, 10/15/10	137,884
			Kerr-McGee Corp., Sec’d Notes,
Ba3	1,500		5.875%, 9/15/06	1,505,202
			Occidental Petroleum Corp., Notes, MTN,
A3	900		4.25%, 3/15/10	877,946
			Talisman Energy, Inc. (Canada), Notes,
Baa1	1,000		5.125%, 5/15/15	991,073

				6,379,943

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Foods 1.0%
			HJ Heinz Co., Notes,
Baa1	$1,000	(j)	6.428%, 12/1/20	$1,027,270
			Kraft Foods, Inc., Notes,
A3	425		6.25%, 6/1/12	448,351
			Kraft Foods, Inc., Sr. Unsec. Notes,
A3	120		5.625%, 11/1/11	123,120
			Kroger Co. (The), Gtd. Notes,
Baa2	500		6.75%, 4/15/12	525,823
			Tyson Foods, Inc., Sr. Notes,
Baa3	375		7.25%, 10/1/06	381,005
			Yum! Brands, Inc., Sr. Notes,
Baa3	420		8.875%, 4/15/11	480,866

				2,986,435

Gaming 0.4%
			Harrah’s Operating Co., Inc., Gtd. Notes,
Baa3	580		5.75%, 10/1/17	564,512
Baa3	500		7.125%, 6/1/07	512,688
			Mandalay Resort Group, Sr. Sub. Notes,
Ba3	4		9.375%, 2/15/10	4,380

				1,081,580

Health Care & Pharmaceutical 2.4%
			Cardinal Health, Inc., Unsub.,
Baa3	755		5.85%, 12/15/17	767,958
			HCA, Inc., Notes,
Ba2	3,000		7.125%, 6/1/06	3,024,599
Ba2	300		8.36%, 4/15/24	327,090
			Merck & Co., Inc., Debs.,
Aa3	65		5.95%, 12/1/28	66,659
			OMEGA Healthcare Investors, Inc., Notes,
B1	610		6.95%, 8/1/07	627,538
			Omnicare, Inc., Notes,
Ba3	550		6.875%, 12/15/15	558,250
			WellPoint, Inc., Notes,
Baa1	500		5.00%, 12/15/14	491,152
			Wyeth, Unsub.,
Baa1	1,210		6.45%, 2/1/24	1,308,627

				7,171,873

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Insurance 0.8%
			Allstate Corp. (The), Sr. Notes,
A1	$1,200		5.55%, 5/9/35	$1,175,956
			American International Group, Inc., Notes,
Aa2	575		4.25%, 5/15/13	546,899
Aa2	40	(j)	5.05%, 10/1/15	39,257
			Everest Reinsurance Holdings, Inc., Notes,
A3	500		5.40%, 10/15/14	493,109
			Marsh & McLennan Cos., Inc., Sr. Unsec. Notes,
Baa2	50		5.75%, 9/15/15	50,402
			XL Capital Ltd. (Cayman Islands), Sr. Notes,
A3	25		5.25%, 9/15/14	24,402

				2,330,025

Lodging 0.5%
			Carnival PLC (United Kingdom), Notes,
A3	225		7.30%, 6/1/07	231,678
			Royal Caribbean Cruises Ltd., Sr. Notes (Liberia),
Ba1	550		6.875%, 12/1/13	582,527
			Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes,
Ba1	780		7.375%, 5/1/07	795,600

				1,609,805

Media & Entertainment 0.5%
			CBS Corp., Gtd. Notes,
Baa3	120		7.875%, 7/30/30	137,026
			Clear Channel Communications, Inc.,
Baa3	1,055		8.00%, 11/1/08	1,121,623
			Time Warner, Inc., Gtd. Notes,
Baa1	220		7.70%, 5/1/32	247,425

				1,506,074

Metals 0.7%
			Alcan, Inc. (Canada),
Baa1	500		5.75%, 6/1/35	486,835

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Asia Aluminum Holdings Ltd. (Bermuda), Sec. Notes,
Ba3	$370	(j)	8.00%, 12/23/11	$361,213
			Noranda, Inc., Notes,
Baa3	525		6.20%, 6/15/35	510,053
			Oregon Steel Mills, Inc., Gtd. Notes,
Ba3	740		10.00%, 7/15/09	791,800

				2,149,901

Non Captive Finance 1.6%
			Berkshire Hathaway Finance Corp., Gtd. Notes,
Aaa	1,100		4.75%, 5/15/12	1,087,394
			HSBC Finance Corp., Notes,
A1	660		5.00%, 6/30/15	641,794
A1	645		5.25%, 4/15/15	639,139
A1	155		6.75%, 5/15/11	166,342
			Preferred Term Securities Ltd. (Cayman Islands), Sr. Notes,
Aaa	1,100	(i)(j)	4.6806%, 7/3/33	1,111,000
			Residential Capital Corp., Sr. Unsec.,
Baa3	1,000		6.375%, 6/30/10	1,016,115
Baa3	225		6.875%, 6/30/15	239,082

				4,900,866

Non Corporate 1.0%
			Gazprom OAO (Russia), Sec.’d. Notes,
BB(g)	420		10.50%, 10/21/09	486,276
			Pemex Project Funding Master Trust, Gtd. Notes,
Baa1	600		8.00%, 11/15/11	672,600
			Petronas Capital Ltd. (Malaysia), Gtd. Notes,
A1	1,530	(j)	7.00%, 5/22/12	1,684,249

				2,843,125

Paper 0.2%
			Georgia-Pacific Corp., Notes,
Ba2	350		8.875%, 5/15/31	350,875
			Jefferson Smurfit Corp., Gtd. Notes,
B2	14		8.25%, 10/1/12	13,440

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Weyerhaeuser Co., Debs.,
Baa2	$115		7.375%, 3/15/32	$127,847

				492,162

Pipelines & Other 1.2%
			Atmos Energy Corp., Notes,
Baa3	500		4.00%, 10/15/09	479,512
			Enterprise Products Operating LP, Sr. Notes,
Baa3	900		4.00%, 10/15/07	881,194
Baa3	650	(b)	5.60%, 10/15/14	649,492
			Oneok, Inc., Sr. Unsec.,
Baa2	1,500		5.51%, 2/16/08	1,505,928

				3,516,126

REITS 0.4%
			Equity One, Inc., Gtd., Notes,
Baa3	500		3.875%, 4/15/09	474,823
			Post Apartment Homes LP, Sr. Notes,
Baa3	665		5.45%, 6/1/12	652,680

				1,127,503

Retailers 1.2%
			Gap, Inc. (The), Notes,
Baa3	2,400		6.90%, 9/15/07	2,452,321
			May Department Stores Co. (The), Notes,
Baa1	215		6.65%, 7/15/24	226,051
Baa1	285		6.70%, 7/15/34	303,552
			Wal-Mart Stores, Inc., Bonds,
Aa2	600		5.25%, 9/1/35	582,406

				3,564,330

Technology 2.3%
			Certegy, Inc., Notes,
Baa2	650		4.75%, 9/15/08	649,795
			Equifax, Inc., Notes,
Baa1	375		4.95%, 11/1/07	374,765
			International Business Machines Corp., Debs.,
A1	750		8.375%, 11/1/19	973,884

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Jabil Circuit, Inc., Sr. Notes,
Baa3	$400		5.875%, 7/15/10	$406,252
			Motorola, Inc., Notes,
Baa2	725		4.608%, 11/16/07	720,470
Baa2	38		7.625%, 11/15/10	42,242
			Sanmina-SCI Corp., Gtd. Notes,
Ba2	300		10.375%, 1/15/10	331,500
			Seagate Technology, HDD Holdings, Gtd. Notes (Cayman Islands),
Ba2	275		8.00%, 5/15/09	288,750
			Sun Microsystems, Inc., Sr. Notes,
Ba1	1,525		7.50%, 8/15/06	1,545,981
			SunGard Data Systems, Inc., Bonds,
B2	800		4.875%, 1/15/14	696,000
			SunGard Data Systems, Inc., Sr. Unsec. Notes,
B3	900	(b)(j)	9.125%, 8/15/13	931,500

				6,961,139

Telecommunications 4.0%
			ALLTEL Ohio LP, Gtd. Notes,
A2	375	(j)	8.00%, 8/15/10	417,253
			AT&T Corp., Sr. Notes,
A2	600	(b)(h)	9.75%, 11/15/31	753,674
			BellSouth Corp., Notes,
A2	690		4.20%, 9/15/09	670,256
			Cingular Wireless Services, Inc., Notes,
Baa2	500		8.125%, 5/1/12	577,714
			Cingular Wireless Services, Inc., Sr. Notes,
Baa2	575		8.75%, 3/1/31	761,770
			Citizens Communications Co., Sr. Notes,
Ba3	565		7.625%, 8/15/08	589,013
			Sprint Capital Corp., Gtd. Notes,
Baa2	1,510		4.78%, 8/17/06	1,508,787
Baa2	900		6.90%, 5/1/19	991,250
Baa2	310		8.75%, 3/15/32	411,395
			Telecom de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes,
Baa1	1,150		6.80%, 5/15/09	1,194,957

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of December 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)			Description	Value (Note 1)

				Telecomunicaciones de Puerto Rico, Inc., Gtd. Notes,
Baa1		$1,800		6.65%, 5/15/06	$1,810,051
				Telecom Italia Capital (Luxembourg),
Baa2		450		5.25%, 10/1/15	437,076
				TELUS Corp. (Canada), Notes,
Baa2		1,310		7.50%, 6/1/07	1,352,751
Baa2		500		8.00%, 6/1/11	560,530
				Verizon Global Funding Corp., Bonds,
A3		30		5.85%, 9/15/35	28,910

					12,065,387

Tobacco 0.8%
				Altria Group, Inc., Debs.,
Baa2		220		7.75%, 1/15/27	261,177
				Altria Group, Inc., Notes,
Baa2		325		7.65%, 7/1/08	344,219
				RJ Reynolds Tobacco Holdings, Inc., Notes,
Ba2		1,800	(b)(j)	6.50%, 7/15/10	1,791,000

					2,396,396

				Total corporate bonds	116,374,777

FOREIGN GOVERNMENT OBLIGATIONS 6.8%
Aaa	AUD	945		Australian Government, Ser. 415, 6.25%, 4/15/15	745,426
Ba3		$1,500	(b)(e)	Brazilian Government International Bond, 9.25%, 10/22/10	1,678,500
Ba3		165	(e)	11.25%, 7/26/07	178,943
Aaa	CAD	825		Canadian Government Bond, 5.00%, 6/1/14	762,070
Baa3		$124	(e)(i)	Croatian Government Bond, 4.75%, 7/31/06	124,163
Aaa	EUR	630		Deutsche Bundesrepublik, 3.75%, 1/4/15	772,756
B3		$720	(e)	Federal Republic of Argentina, 3.00%, 4/30/13	579,888
B3		875	(e)	4.005%, 8/3/12	768,598
Ba3		415	(e)	Federal Republic of Peru, 8.375%, 5/3/16	455,463

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)			Description	Value (Note 1)

A1	HUF	164,170		Hungary Government Bond, 8.00%, 2/12/15	$822,050
A2	JPY	95,900		Japanese Government Bond, 1.30%, 3/20/14	811,936
Aaa	NZD	1,240		New Zealand Government, Ser. 415, 6.00%, 4/15/15	865,389
Ba1		$533	(e)	Panama Government International Bond, 4.6875%, 7/17/14	529,046
Ba1		310	(e)	9.375%, 7/23/12	362,700
Ba3		447	(e)	Peru Government International Bond, Bonds, 5.00%, 3/7/17	427,907
Ba3		216	(e)	Collateralized Bonds, 5.00%, 3/7/17	201,047
B1		480	(b)(e)	Philippine Government International Bond, 9.875%, 1/15/19	569,400
A2	PLZ	4,330		Poland Government Bond, 8.50%, 5/12/07	1,400,695
A2	PLZ	6,890	(e)	Poland Government Bond, Ser. 1015, 6.25%, 10/24/15	2,306,869
A1	NZD	1,125		Province of Quebec (Canada), 6.75%, 11/9/15	776,580
Baa2		$635	(e)(j)	Russian Government International Bond, 8.25%, 3/31/10	673,894
Baa1		1,815	(e)	United Mexican States, Notes, 8.375%, 1/14/11	2,069,100
Baa1	MXN	14,400		United Mexican States, Ser. M, 10.00%, 12/5/24	1,530,944
Aaa	GBP	395		United Kingdom Gilt, 5.00%, 9/7/14	723,223
B3		$160	(e)	Uruguay Government International Bond, 7.25%, 2/15/11	162,800

				Total foreign government obligations	20,299,387

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of December 31, 2005 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

MORTGAGE BACKED SECURITIES 33.4%
$430		Federal Home Loan Mortgage Corp., 4.50%, 11/1/18	$419,115
742		4.50%, 6/1/19	724,066
274		4.50%, 7/1/19	266,917
2,500		5.00%, TBA	2,474,220
2,350	(f)	5.00%, 1/1/19	2,330,277
1,964	(f)	5.00%, 5/1/34	1,905,183
2,000		5.00%, TBA	1,935,624
2,991	(f)	5.50%, 10/1/33	2,977,262
121		5.50%, 7/1/34	119,695
2,102		6.00%, 11/1/33	2,125,901
57		6.50%, 7/1/32	58,056
171		6.50%, 8/1/32	175,605
419		6.50%, 9/1/32	430,584
466		6.50%, 11/1/33	477,441
508		7.00%, 9/1/32	529,262
1,208		Federal National Mortgage Association, 4.00%, 5/1/19	1,154,904
707		4.50%, 6/1/18	689,282
2,375		4.50%, 3/1/19	2,314,358
1,635		4.50%, 5/1/19	1,593,666
2,500		4.50%, TBA	2,432,030
2,426	(f)	4.50%, 8/1/33	2,293,391
1,476		5.00%, 1/1/19	1,462,401
416		5.00%, 7/1/33	404,233
10,647	(f)	5.00%, 3/1/34	10,353,845
4,000		5.00%, TBA	3,875,000
154		5.50%, 1/1/17	155,060
282		5.50%, 2/1/17	283,744
302		5.50%, 4/1/17	304,303
101		5.50%, 5/1/17	101,395
3,000		5.50%, TBA	2,970,000
751		5.50%, 7/1/33	745,465
1,335		5.50%, 9/1/33	1,324,819
1,386		5.50%, 10/1/33	1,376,263
13,691	(f)	5.50%, 1/1/34	13,590,904
657		5.50%, 2/1/34	651,846
449		6.00%, 9/1/17	458,765

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

	$2,573		6.00%, 2/1/23	$2,617,748
	108		6.00%, 11/1/32	109,671
	141		6.00%, 10/1/33	142,313
	1,023		6.00%, 11/1/33	1,033,572
	3,675		6.00%, 2/1/34	3,712,942
	2,168		6.00%, 11/1/34	2,189,002
	8,000		6.00%, TBA	8,072,495
	860		6.00%, 1/1/35	867,751
	1,457		6.00%, 2/1/35	1,471,033
	1,443		6.50%, 12/1/17	1,482,312
	503		6.50%, 8/1/32	516,492
	1,610		6.50%, 9/1/32	1,659,258
	224		6.50%, 10/1/32	230,510
	637		6.50%, 4/1/33	653,267
	568		6.50%, 11/1/33	583,051
	76		7.00%, 3/1/32	79,268
	241		7.00%, 5/1/32	251,521
	133		7.00%, 6/1/32	138,839
	4,874		Government National Mortgage Association, 5.50%, 6/20/35	4,895,687
	267		6.00%, 1/15/33	273,278
	77		6.00%, 3/15/33	78,842
	157		6.00%, 5/15/33	160,845
	122		6.00%, 6/15/33	124,960
	249		6.00%, 12/15/33	255,727
	1,013		6.50%, 9/15/32	1,058,978
	1,796		6.50%, 11/15/33	1,876,213

			Total mortgage backed securities	100,020,457

STRUCTURED NOTES 2.1%
B3	1,881	(b)(j)	Dow Jones CDX High Yield, Ser. 5-T1, 8.75%, 12/29/10	1,888,054
B3	3,500	(j)	Ser. 5-T3, 8.25%, 12/29/10	3,508,750
B1	1,010	(b)(j)	TRAINS, Sec’d Notes, 7.651%, 6/15/15	1,037,524

			Total structured notes	6,434,328

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of December 31, 2005 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

U.S. AGENCY OBLIGATIONS 0.5%
$1,020		Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	$1,012,332
210		Federal National Mortgage Association, 4.75%, 12/15/10	210,002
335		Tennessee Valley Authority, Ser. B, 5.88%, 4/1/36	380,580

		Total U.S. agency obligations	1,602,914

U.S. GOVERNMENT TREASURY OBLIGATIONS 3.7%
870	(b)	United States Treasury Bonds, 5.375%, 2/15/31	977,254
		United States Treasury Notes,
280	(b)	4.375%, 11/15/08	280,044
2,670	(b)	4.375%, 12/15/10	2,672,085
4,595	(b)	4.50%, 11/15/15	4,632,694
712		United States Treasury Inflation Index 1.875%, 7/15/15	699,879
1,605	(a)	United States Treasury Coupon Strip, 5/15/19	866,974
2,810	(f)	United States Treasury Principal Strip, 11/15/27	1,030,489

		Total U.S. government treasury obligations	11,159,419

		Total long-term investments (cost $291,874,307)	291,965,724

SHORT-TERM INVESTMENTS 15.7%

Shares
Affiliated Money Market Mutual Fund
		Dryden Core Investment Fund-Taxable Money Market Series(c)(d)
47,157,613		(cost $47,157,613: includes $18,782,054 of cash collateral received for securities on loan) (Note 3)	47,157,613

Contracts
OUTSTANDING OPTION PURCHASED(a)
Call Option
33		U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.25 (cost $38,346)	13,819

		Total Investments, Before Outstanding Option Written 113.0% (cost $339,070,266)	339,137,156

See Notes to Financial Statements.

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Contracts	Description	Value (Note 1)
OUTSTANDING OPTION WRITTEN(a)
Call Option
10	U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.75 (premium received $17,417)	$(3,919)

	Total Investments, Net of Outstanding Option Written 113.0% (cost $339,052,849; Note 5)	339,133,237
	Liabilities in excess of other assets(k) (13.0%)	(39,108,383)

	Net Assets 100.0%	$300,024,854

The	following abbreviations are used in portfolio descriptions:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—European Euro

GBP—British Pound

HUF—Hungarian Forint

JPY—Japanese Yen

MTN—Medium Term Note

MXN—Mexican Peso

NZD—New Zealand Dollar

PLZ—Polish Zloty

TBA—To Be Announced Security

TRAINS—Targeted return index securities

(a)	Portion of security segregated as collateral for financial futures contracts.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $18,338,527; cash collateral of $18,782,054 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	US$ denominated foreign bonds.
(f)	All or a portion of security segregated as collateral for TBA securities.
(g)	Standard & Poor’s rating.
(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.
(i)	Indicates securities that have been deemed illiquid.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of December 31, 2005 Cont’d.

(j)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(k)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, credit default and interest rate swap agreements and forward foreign currency exchange contracts as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at December 31, 2005	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Positions:
145	Eurodollar Futures	Mar 06	$34,519,063	$34,539,554	$(20,491)
14	Fed Fund 30 Day Futures	Apr 06	5,562,528	5,562,263	265
109	U.S. Treasury 5 Yr. Notes	Mar 06	11,591,469	11,543,866	47,603
119	U.S. Treasury 30 Yr. Bonds	Mar 06	13,588,312	13,345,431	242,881

					270,258

	Short Positions:
347	U.S. Treasury 2 Yr. Notes	Mar 06	71,200,063	71,219,494	$19,431
82	U.S. Treasury 10 Yr. Notes	Mar 06	8,971,312	8,897,015	(74,297)

					(54,866)

					$215,392

See Notes to Financial Statements.

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Forward Foreign currency exchange contracts outstanding at December 31, 2005:

Foreign Currency Contract	Payable at Statement Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Sold:
Australian Dollar
expiring 1/04/06	$ 750,728	$ 750,727	$ 1
expiring 1/19/06	1,487,301	1,444,915	42,386
expiring 1/19/06	743,400	735,011	8,389
Canadian Dollar
expiring 1/12/06	765,508	767,300	(1,792)
EURO
expiring 1/24/06	791,179	789,810	1,369
Hungarian Forint
expiring 1/20/06	847,511	833,590	13,921
Mexican Nuevo Peso
expiring 1/12/06	777,761	769,232	8,529
Norwegian Krone
expiring 1/23/06	1,377,972	1,356,705	21,267
New Zealand Dollar
expiring 1/19/06	944,699	909,613	35,086
expiring 1/19/06	743,400	738,447	4,953
Polish Zloty
expiring 1/20/06	2,612,762	2,581,945	30,817
expiring 1/20/06	807,726	803,222	4,504
expiring 1/20/06	446,100	446,026	74

			169,504

Purchased:
Australian Dollar
expiring 1/19/06	$ 768,400	$ 746,759	$(21,641)
expiring 1/19/06	750,421	750,338	(83)
Canadian Dollar
expiring 1/04/06	765,344	767,115	1,771
EURO
expiring 1/24/06	708,900	703,609	(5,291)
Norwegian Krone
expiring 1/23/06	1,378,939	1,356,705	(22,234)
New Zealand Dollar
expiring 1/19/06	10,998	11,135	137
expiring 1/19/06	749,700	750,028	328

			(47,013)

			$122,491

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of December 31, 2005 Cont’d.

Credit/default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services (a)	12/20/2014	$1,500	1.17%	Nextel Communications, Inc., 7.375%, 8/1/15	$59,745
Morgan Stanley Capital Services (a)	6/20/2009	1,000	0.82%	Tyco International Group SA, 6.00%, 11/15/13	11,511
Morgan Stanley Capital Services (b)	12/20/2009	800	0.60%	RPM International, Inc., 6.25%,12/15/13	1,420
Morgan Stanley Capital Services (b)	12/20/2009	100	0.75%	RPM International, Inc., 6.25%,12/15/13	(372)
Morgan Stanley Capital Services (a)	9/20/2015	1,000	0.57%	Dow Chemical Co., 6.00%, 10/1/12	5,909

					$78,213

(a)	The Fund receives the fixed rate and pays the counterparty par in the even that the underlying bond defaults.
(b)	The Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services (1)	7/14/2010	$4,300	5.047%	3 month LIBOR	$36,235
Merrill Lynch Capital Services (1)	12/15/2015	1,500	5.098%	3 month LIBOR	23,051
Merrill Lynch Capital Services (1)	12/15/2025	1,500	5.250%	3 month LIBOR	43,664

					$102,950

(1)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mortgage Backed Securities	33.4%
Affiliated Money Market Mutual Fund (including 6.3% of collateral received for securities on loan)	15.7
Commercial Mortgage Backed Securities	8.6
Foreign Government Obligations	6.8
Electric	5.6
Telecommunications	4.0
U.S. Government Treasury Obligations	3.7
Banking	3.2
Health Care & Pharmaceutical	2.4
Technology	2.3
Asset Backed Securities	2.2
Structured Notes	2.1
Chemicals	2.1
Energy—Other	2.1
Automotive	2.0
Non Captive Finance	1.6
Capital Goods	1.4
Cable	1.3
Collateralized Mortgage Obligations	1.2
Pipelines & Other	1.2
Retailers	1.2
Building Materials & Construction	1.0
Foods	1.0
Non Corporate	1.0
Insurance	0.8
Tobacco	0.8
Metals	0.7
U.S. Agency Obligations	0.5
Aerospace & Defense	0.5
Lodging	0.5
Media & Entertainment	0.5
Energy—Integrated	0.4
Gaming	0.4
Real Estate Investment Trust	0.4
Airlines	0.2
Paper	0.2

113.0
Liabilities in excess of other assets	(13.0)

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments, at value including securities on loan of $18,338,527:
Unaffiliated investments (cost $291,912,653)	$291,979,543
Affiliated investments (cost $47,157,613)	47,157,613
Foreign currency, at value (cost $68,395)	68,395
Receivable for investments sold	7,412,405
Dividends and interest receivable	2,752,151
Receivable for Fund shares sold	912,701
Unrealized appreciation on interest rate and credit default swaps	181,535
Unrealized appreciation on forward currency contracts	173,532
Prepaid expenses	20,772
Due from broker-variation margin	3,282

Total assets	350,661,929

Liabilities
Payable for investments purchased	29,956,031
Payable to broker for collateral for securities on loan (Note 4)	18,782,054
Payable to custodian	581,590
Payable for Fund shares reacquired	462,949
Accrued expenses	352,226
Transfer agent fee payable	147,670
Distribution fee payable	124,437
Management fee payable	107,805
Dividends payable	35,170
Deferred directors’ fees	31,811
Unrealized depreciation on forward currency contracts	51,041
Outstanding option written (premium received $17,417)	3,919
Unrealized depreciation on credit default swaps	372

Total liabilities	50,637,075

Net Assets	$300,024,854

Net assets were comprised of:
Common stock, at par	$23,680
Paid-in capital in excess of par	314,407,167

314,430,847
Distributions in excess of net investment income	(430,740)
Accumulated net realized loss on investments and foreign currency transactions	(14,573,285)
Net unrealized appreciation on investments and foreign currencies	598,032

Net assets, December 31, 2005	$300,024,854

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($173,946,351 ÷ 13,725,033 shares of common stock issued and outstanding)	$12.67
Maximum sales charge (4.50% of offering price)	.60

Maximum offering price to public	$13.27

Class B
Net asset value, offering price and redemption price per share
($91,469,494 ÷ 7,221,510 shares of common stock issued and outstanding)	$12.67

Class C
Net asset value, offering price and redemption price per share
($14,645,550 ÷ 1,156,259 shares of common stock issued and outstanding)	$12.67

Class Z
Net asset value, offering price and redemption price per share
($19,963,459 ÷ 1,577,376 shares of common stock issued and outstanding)	$12.66

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	35

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $3,765)	$15,567,654
Affiliated dividend income	650,358
Affiliated income from securities loaned, net	62,815

Total income	16,280,827

Expenses
Management fee	1,516,308
Distribution fee—Class A	381,574
Distribution fee—Class B	1,094,839
Distribution fee—Class C	119,548
Transfer agent’s fee and expenses (including affiliated expense of $595,400)	730,000
Custodian’s fees and expenses	235,000
Reports to shareholders	110,000
Registration fees	60,000
Legal fees and expenses	35,000
Audit fee	22,000
Directors’ fees	17,000
Insurance	11,000
Miscellaneous	24,651

Total expenses	4,356,920

Net investment income	11,923,907

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,257,601
Foreign currency transactions	(536,806)
Financial futures transactions	929,990
Swaps	(133,984)
Written option transactions	4,858

3,521,659

Net change in unrealized appreciation (depreciation) on:
Investments	(8,831,336)
Foreign currencies	244,218
Financial futures contracts	2,704
Swaps	96,587
Written options	13,498

(8,474,329)

Net loss on investments and foreign currency transactions	(4,952,670)

Net Increase In Net Assets Resulting From Operations	$6,971,237

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$11,923,907	$12,493,478
Net realized gain on investments and foreign currency transactions	3,521,659	4,825,427
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,474,329)	(2,457,944)

Net increase in net assets resulting from operations	6,971,237	14,860,961

Dividends from net investment income (Note 1)
Class A	(6,913,394)	(5,871,880)
Class B	(4,138,096)	(4,999,400)
Class C	(642,070)	(701,813)
Class Z	(1,203,726)	(2,754,662)

	(12,897,286)	(14,327,755)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	75,720,866	67,599,313
Net asset value of shares issued in reinvestment of dividends	11,184,923	12,478,734
Cost of shares reacquired	(122,512,306)	(121,015,406)

Net decrease in net assets from Fund share transactions	(35,606,517)	(40,937,359)

Total decrease	(41,532,566)	(40,404,153)

Net Assets
Beginning of year	341,557,420	381,961,573

End of year	$300,024,854	$341,557,420

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	37

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any

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recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchased and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding

Dryden Total Return Bond Fund, Inc.	39

Notes to Financial Statements

Cont’d

taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is

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included in net unrealized appreciation (depreciation) on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts, forward currency contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

The Fund is subject to the risk that the market value of the securities it is obligated to repurchase under the agreement decline below the repurchase price.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at December 31, 2005 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into an interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to

Dryden Total Return Bond Fund, Inc.	41

Notes to Financial Statements

Cont’d

risk from the potential inability of the counterparty to meet the terms of agreement. Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and

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currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distribution are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $1 billion and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended December 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Dryden Total Return Bond Fund, Inc.	43

Notes to Financial Statements

Cont’d

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares and .75 of 1% of the daily net assets of the Class C shares.

PIMS has advised the Fund that it has received approximately $172,000 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2005. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2005, it received approximately $229,400 and $1,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

44	Visit our website at www.jennisondryden.com

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2005, the Fund incurred approximately $74,600 in total networking fees. These amounts are including in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended December 31, 2005, PIM has been compensated approximately $25,100 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 aggregated $791,078,798 and $812,372,821, respectively. United States government securities represent $662,412,406 and $653,142,538 of the purchases and sales, respectively.

As of December 31, 2005, the Fund had securities on loan with an aggregated market value of $18,338,527. The Fund received $18,782,054 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in options written during the year ended December 31, 2005, were as follows:

	Contracts	Premiums Received
Options outstanding at December 31, 2004	—	$—
Options written	170	38,651
Options closed	(97)	(16,338)
Options expired	(40)	(4,896)

Options outstanding at December 31, 2005	33	$17,417

Dryden Total Return Bond Fund, Inc.	45

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date.

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income, accumulated net realized gain or loss on investments and paid-in-capital in excess of par. For the year ended December 31, 2005, the adjustments were to increase accumulated net realized loss on investments and foreign currency transactions by $495,192, decrease distribution in excess of net investment income by $603,221 and decrease paid-in-capital in excess of par by $108,029, due to the difference in the treatment of market discount, amortization of premiums for financial and tax reporting purposes, differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, overdistribution of ordinary income and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$339,695,950	$2,949,754	$3,508,548	$558,794

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales.

The adjusted net unrealized depreciation on a tax basis was $349,421, which includes other tax basis adjustments of $209,373 that were primarily attributable to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $12,897,286, was ordinary income for the year ended December 31, 2005 and $14,327,755 was ordinary income for the year ended December 31, 2004.

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At December 31, 2005, the Fund had no distributable earnings on a tax basis.

For federal tax purposes, the Fund had a capital loss carryforward as of December 31, 2005 of approximately $13,416,000 of which $471,000 expires in 2008 and $12,945,000 in 2010. Approximately $3,074,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat post-October currency losses of approximately $129,100 and capital losses of approximately $462,500 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.

Dryden Total Return Bond Fund, Inc.	47

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	4,463,176	$57,080,142
Shares issued in reinvestment of dividends	472,792	6,046,135
Shares reacquired	(3,380,732)	(43,263,188)

Net increase (decrease) in shares outstanding before conversion	1,555,236	19,863,089
Shares issued upon conversion from Class B	1,385,983	17,745,025

Net increase (decrease) in shares outstanding	2,941,219	$37,608,114

Year ended December 31, 2004:
Shares sold	2,232,890	$28,757,693
Shares issued in reinvestment of dividends	392,848	5,048,608
Shares reacquired	(3,486,266)	(44,767,456)

Net increase (decrease) in shares outstanding before conversion	(860,528)	(10,961,155)
Shares issued upon conversion from Class B	1,076,655	13,884,126

Net increase (decrease) in shares outstanding	216,127	$2,922,971

Class B
Year ended December 31, 2005:
Shares sold	566,474	$7,246,964
Shares issued in reinvestment of dividends	276,934	3,542,916
Shares reacquired	(1,860,871)	(23,795,887)

Net increase (decrease) in shares outstanding before conversion	(1,017,463)	(13,006,007)
Shares reacquired upon conversion into Class A	(1,386,499)	(17,745,025)

Net increase (decrease) in shares outstanding	(2,403,962)	$(30,751,032)

Year ended December 31, 2004:
Shares sold	916,989	$11,795,019
Shares issued in reinvestment of dividends	326,544	4,193,540
Shares reacquired	(2,464,881)	(31,625,249)

Net increase (decrease) in shares outstanding before conversion	(1,221,348)	(15,636,690)
Shares reacquired upon conversion into Class A	(1,077,263)	(13,884,126)

Net increase (decrease) in shares outstanding	(2,298,611)	$(29,520,816)

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Class C	Shares	Amount
Year ended December 31, 2005:
Shares sold	316,981	$4,065,606
Shares issued in reinvestment of dividends	41,791	534,522
Shares reacquired	(513,763)	(6,578,199)

Net increase (decrease) in shares outstanding	(154,991)	$(1,978,071)

Year ended December 31, 2004:
Shares sold	260,859	$3,352,029
Shares issued in reinvestment of dividends	44,062	565,943
Shares reacquired	(619,698)	(7,984,066)

Net increase (decrease) in shares outstanding	(314,777)	$(4,066,094)

Class Z
Year ended December 31, 2005:
Shares sold	570,865	$7,328,154
Shares issued in reinvestment of dividends	82,934	1,061,350
Shares reacquired	(3,765,672)	(48,875,032)

Net increase (decrease) in shares outstanding	(3,111,873)	$(40,485,528)

Year ended December 31, 2004:
Shares sold	1,842,642	$23,694,572
Shares issued in reinvestment of dividends	207,947	2,670,643
Shares reacquired	(2,870,212)	(36,638,635)

Net increase (decrease) in shares outstanding	(819,623)	$(10,273,420)

Dryden Total Return Bond Fund, Inc.	49

Financial Highlights

Class A
Year Ended December 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.94

Income from investment operations
Net investment income	.54
Net realized and unrealized gain (loss) on investment transactions	(.22)

Total from investment operations	.32

Less Dividends
Dividends from net investment income	(.59)

Net asset value, end of year	$12.67

Total Return(b):	2.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$173,946
Average net assets (000)	$152,629
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.16%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	4.21%
For Class A, B, C and Z shares:
Portfolio turnover rate	264%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2004	2003(a)	2002	2001

$12.89	$12.68	$12.59	$12.54

.50	.42	.65	.79
.11	.35	.12	.06

.61	.77	.77	.85

(.56)	(.56)	(.68)	(.80)

$12.94	$12.89	$12.68	$12.59

4.87%	6.18%	6.38%	6.84%

$139,515	$136,268	$120,936	$90,733
$134,071	$132,448	$100,691	$77,996

1.13%	1.13%	1.12%	1.18%
.88%	.88%	.87%	.93%

3.85%	3.25%	5.30%	6.11%
384%	707%	658%	375%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	51

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.93

Income from investment operations
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.21)

Total from investment operations	.23

Less Dividends
Dividends from net investment income	(.49)

Net asset value, end of year	$12.67

Total Return(b):	1.80%
Ratios/Supplemental Data:
Net assets, end of year (000)	$91,469
Average net assets (000)	$109,484
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	3.46%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2004	2003(a)	2002	2001

$12.89	$12.68	$12.59	$12.53

.40	.32	.56	.73
.11	.35	.12	.07

.51	.67	.68	.80

(.47)	(.46)	(.59)	(.74)

$12.93	$12.89	$12.68	$12.59

4.01%	5.39%	5.61%	6.41%

$124,469	$153,746	$187,582	$188,996
$138,339	$175,196	$191,688	$172,035

1.88%	1.88%	1.87%	1.68%
.88%	.88%	.87%	.93%
3.10%	2.50%	4.60%	5.64%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	53

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.93

Income from investment operations
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.22)

Total from investment operations	.26

Less Dividends
Dividends from net investment income	(.52)

Net asset value, end of year	$12.67

Total Return(b):	2.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,646
Average net assets (000)	$15,940
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.66%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	3.71%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2004	2003(a)	2002	2001

$12.89	$12.68	$12.59	$12.53

.43	.35	.58	.72
.11	.36	.13	.08

.54	.71	.71	.80

(.50)	(.50)	(.62)	(.74)

$12.93	$12.89	$12.68	$12.59

4.27%	5.65%	5.85%	6.41%

$16,955	$20,967	$21,513	$17,272
$18,149	$22,593	$19,384	$12,928

1.63%	1.63%	1.62%	1.68%
.88%	.88%	.87%	.93%
3.35%	2.75%	4.81%	5.59%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	55

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.93

Income from investment operations
Net investment income	.54
Net realized and unrealized gain (loss) on investment transactions	(.19)

Total from investment operations	.35

Less Dividends
Dividends from net investment income	(.62)

Net asset value, end of year	$12.66

Total Return(b):	2.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,963
Average net assets (000)	$25,208
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	4.45%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2004	2003(a)	2002	2001

$12.88	$12.67	$12.58	$12.52

.53	.45	.68	.83
.11	.35	.12	.06

.64	.80	.80	.89

(.59)	(.59)	(.71)	(.83)

$12.93	$12.88	$12.67	$12.58

5.13%	6.44%	6.64%	7.19%

$60,617	$70,981	$61,425	$44,679
$59,736	$66,448	$51,861	$54,052

.88%	.88%	.87%	.93%
.88%	.88%	.87%	.93%
4.10%	3.51%	5.54%	6.46%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	57

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Dryden Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, December 31, 2005 as to the federal tax status of dividends paid by the Fund. During the fiscal year ended December 31, 2005, the Fund paid dividends of $0.59 per Class A share, $0.49 per Class B share, $0.52 per Class C share and $0.62 per Class Z share from ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.44% of the dividends paid by the Fund qualifies for such deduction.

The Fund intends to designate 99.83% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Dryden Total Return Bond Fund, Inc.	59

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1994(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

60	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Total Return Bond Fund, Inc.	61

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

62	Visit our website at www.jennisondryden.com

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Total Return Bond Fund, Inc.	63

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.11%	4.38%	4.89%	6.18%
Class B	–3.10	4.46	4.71	5.96
Class C	1.08	4.84	4.83	6.07
Class Z	2.75	5.62	N/A	5.97

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	2.50%	5.34%	5.38%	6.63%
Class B	1.80	4.63	4.71	5.96
Class C	2.06	4.84	4.83	6.07
Class Z	2.75	5.62	N/A	5.97

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, and C, 1/10/95; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class A shares (January 10, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. The Lehman Brothers U.S. Aggregate Bond Index data is measured from the closest month-end to inception date (December 31, 2005) and not the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer •Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

MF166E    IFS-A114988    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $50,087 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.